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                                                                    Exhibit 24.1

                                MANOR CARE, INC.

                                Power of Attorney
                           of Director and/or Officer

         Each of the undersigned directors and/or officers of Manor Care, Inc. does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act without the other, for each of the undersigned and in each undersigned's name, place and stead, in any and all capacities, to sign and affix each of the undersigned's name as such director and/or officer of Manor Care, Inc. to the registration statement or registration statements on Form S-3 to which this power of attorney is attached, and any and all amendments to the registration statement (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under rule 462(b) of the Securities Act of 1933, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they, he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 17th day of July, 2003.

                                                     /s/ Virgis W. Colbert
                                                     ---------------------------
                                                     Virgis W. Colbert

                                                     /s/ Joseph F. Damico
                                                     ---------------------------
                                                     Joseph F. Damico

                                                     /s/ Joseph H. Lemieux
                                                     ---------------------------
                                                     Joseph H. Lemieux

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                                                     /s/ William H. Longfield
                                                     ---------------------------
                                                     William H. Longfield

                                                     /s/ Frederic V. Malek
                                                     ---------------------------
                                                     Frederic V. Malek

                                                     /s/ Geoffrey G. Meyers
                                                     ---------------------------
                                                     Geoffrey G. Meyers

                                                     /s/ Spencer C. Moler
                                                     ---------------------------
                                                     Spencer C. Moler

                                                     /s/ Paul A. Ormond
                                                     ---------------------------
                                                     Paul A. Ormond

                                                     /s/ John T. Schwieters
                                                     ---------------------------
                                                     John T. Schwieters

                                                     /s/ Robert G. Siefers
                                                     ---------------------------
                                                     Robert G. Siefers

                                                     /s/ M. Keith Weikel
                                                     ---------------------------
                                                     M. Keith Weikel

                                                     /s/ Gail R. Wilensky
                                                     ---------------------------
                                                     Gail R. Wilensky

                                                     /s/ Thomas L. Young
                                                     ---------------------------
                                                     Thomas L. Young